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                                                                    EXHIBIT 21.1

                           STATE OR JURISDICTION                PERCENT
NAME                         OF INCORPORATION                    OWNED
----                       ---------------------                -------


VENBO Comercio             Federative Republic                    100%
 de Alimentos LTDA.            of Brazil